AMENDMENT TO
NOTE PURCHASE AGREEMENT

This Amendment to Note Purchase Agreement (the "Amendment") is made and entered into on October 8, 2008 by and between Knight Energy Corp., a Maryland corporation (the "Company"), and HD Special-Situations, LP (the "Lender").

WHEREAS, the Company and the Lender have previously entered into (i) a Note Purchase Agreement dated July 3, 2008 (the "July Agreement"), in connection with the loan of $2,500,000 from the Lender to the Company as evidenced by the Company's $2,500,000 15% Senior Secured Promissory Note (the "$2,500,000 Note") and (ii) a Note Purchase Agreement dated May 20, 2008 (the "May Agreement") in connection with the loan of an aggregate of $1,500,000 from the Lender to the Company as evidenced by the Company's $1,000,000 15% Senior Secured Promissory Note (the "$1,000,000 Note"), $400,000 15% Senior Secured Promissory Note (the "$400,000 Note") and $100,000 15% Senior Secured Promissory Note (the "$100,000 Note").

WHEREAS, pursuant to Section 8(e) of both the July Agreement and the May Agreement, the Company and the Lender now desire to (i) replace the $2,500,000 Note, the $1,000,000 Note, the $400,000 Note and the $100,000 Note (collectively, the "Existing Notes") with a new 15% Senior Secured Promissory Note in the principal amount of $4,250,000 in the form of the attached *Exhibit A* (the "New Note"), which is being issued by the Company to the Lender concurrently herewith in conjunction with cancellation of the Existing Notes; (ii) cancel the May Agreement and any obligation of any party existing under the May Agreement, other than obligations under the Security Agreement, as amended, the Subsidiary Guaranty, as amended, the Subsidiary Security Agreement or the Deed of Trust, as amended, (each as defined in the May Agreement and as amended concurrently herewith); and (iii) amend the July Agreement as set forth herein.

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1. **Amended Definition of "Note."** As used in the July Agreement, the term "Note" shall now mean the New Note.

2. **Amendment to Section 1(a).** The third sentence of Section 1(a) of the July Agreement is hereby deleted in its entirety and replaced with the following:

> "At the Closing, certain amounts shall be paid out of the Purchase Price which are set forth in the Disbursement Instructions attached as Exhibit E (the "Disbursement Instructions")."

3. **Amendment to Section 1(b).** The first sentence of Section 1(b) of the July Agreement is hereby deleted in its entirety and replaced with the following:

> "The date of the Closing (the "Closing Date") shall be October 8, 2008, or such other date as the parties may mutually agree in writing."

4. **Amendment to Section 4(f).** Section 4(f) of the July Agreement is hereby deleted in its entirety and replaced with the following:

> "(f) Use of Proceeds. The Company shall use the Purchase Price for (i) the purchase and subsequent refurbishment of the items described on the attached *Schedule 4(f)* (collectively, the "Assets"); (ii) continuation of its drilling and land acquisition programs and (iii) general corporate purposes."

5. **Amendment to Section 4(i).** Section 4(i) of the July Agreement is hereby deleted in its entirety and replaced with the following:

> "(i) Minimum Cash. Until the Note has been paid in full, the Company shall at all times maintain its cash and cash equivalents in excess of $50,000. Within fifteen (15) calendar days after the end of each month, the Company shall provide the Lender with a letter or other document prepared by the Company's bank or banks showing the cash balances of the Company and its subsidiaries as of the end of the month just ended."

6. **Amendment to Section 4(l).** The first sentence of Section 4(l) of the July Agreement is hereby deleted in its entirety and replaced with the following:

> "Until the Note has been paid in full, the Company shall not permit at any time its "Collateral Coverage Ratio" to be less than 2.5x."

7. **Amendment to Section 4(o).** Section 4(o) of the July Agreement is hereby deleted in its entirety and replaced with the following:

> "(o) Appraisal of Assets. At the Company's expense, by December 31, 2008, the Company shall provide the Lender with an appraisal of each Asset by an appraiser mutually acceptable to the Company and the Lender."

8. **Amendment to Section 4(s).** Section 4(s) of the July Agreement titled "Listing on the American Stock Exchange; Independent Board" is hereby deleted in its entirety.

9. **Additions to Section 4.** Section 4 of the July Agreement is hereby amended by adding the following paragraphs (u) and (v):

> "(u) Payment of Administrative Fee. The Company shall pay to the Lender an administrative fee of $5,000 within five (5) days after the end of each calendar quarter ending after the Closing Date in which the Note is outstanding."

> "(v) Limitation on Accrued Expenses and Accounts Payable. Unless consented to in writing by the Lender, until the Note has been paid in full, the aggregate outstanding balance of the accrued expenses and accounts payable of the Company and its subsidiaries shall not exceed $1,100,000 at any time."

10. **Amendment to Section 8(l).** The first sentence of Section 8(l) of the July Agreement is deleted in its entirety and replaced with the following:

> "In the event that the Closing shall not have occurred on or before October 15, 2008, this Agreement may be terminated at any time thereafter by written notice from one party to the other."

11. **Issuance of the New Note; Cancellation of Existing Notes.**

(a) As consideration for (i) the Lender's entry into this Amendment, (ii) the Lender's waiver of any right, remedy and privilege which it has or which it is entitled to exercise, whether resulting from an alleged default or otherwise, under the May Agreement, the original July Agreement and each original Existing Note, that exists or is alleged to exist as a result of acts or omissions occurring prior to the Closing Date; and (iii) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Company will issue the New Note to the Lender concurrently herewith.

(b) By executing this Amendment, the Lender hereby waives any right, remedy and privilege which it has or which it is entitled to exercise, whether resulting from an alleged default or otherwise, under the May Agreement, the original July Agreement and each original Existing Note, that exists or is alleged to exist as a result of acts or omissions occurring prior to the Closing Date.

(c) Within five (5) business days after the Lender's receipt of the New Note, it shall return the May Agreement and each of the original Existing Notes to the Company marked "Cancelled" across the face thereof.

(d) By executing this Amendment, the Lender consents to and grants the Company the authority to transfer the net Purchase Price out of the Account and into the Company's business operating account. Within three days after all of the funds are transferred out of the Account, the Company will change the password to the Account, terminating the Lender's access to and oversight of the Account.

12. **Deliveries and Payments by the Parties.** In connection with this Amendment, the parties shall do the following:

(a) The Company shall:

(i) deliver to the Lender a copy of this Amendment signed by the Company;

(ii) deliver to the Lender the New Note signed by the Company;

(iii) deliver to the Lender a Second Amendment to Security Agreement (the "Security Amendment") in the form of the attached *Exhibit B* signed by the Company;

(iv) deliver to the Lender a Second Amendment to Corporate Guaranty (the "Guaranty Amendment") in the form of the attached *Exhibit C* signed by Charles Hill Drilling, Inc.;

(v) deliver to the Lender a Second Modification of Lien Documents (the "Second Modification") in the form of the attached *Exhibit D* signed by Charles Hill Drilling, Inc.; and

(vi) within twenty-one (21) days after the Closing Date, cause its counsel to provide an opinion that is reasonably satisfactory to the Lender with respect to such matters in connection with this Amendment as the Lender may designate.

(b) Simultaneous with the deliveries in paragraph (a) above, the Lender shall:

(i) deliver to the Company a copy of this Amendment signed by the Lender;

(ii) deliver to the Company the Security Amendment signed by the Lender;

(iii) deliver to the Company the Guaranty Amendment signed by the Lender; and

(iv) deliver to the Lender the Second Modification signed by the Lender.

13. **Further Assurance.** Each party shall do and perform, or cause to be done and performed, at its expense, all such further acts and things, and shall execute and deliver all such other agreements and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

14. **Expense Reimbursement.** The Company agrees to pay all reasonable fees and expenses incurred by the Lender in connection with this Amendment. Upon demand, the Company agrees to pay, or reimburse the Lender for, all such fees and expenses, regardless of whether they are incurred before or after the date of this Amendment.

15. **Ratification of Remaining Terms.** Except as expressly amended hereby, all of the terms and provisions of the July Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized persons on the date first written above.

The Company:

KNIGHT ENERGY CORP.

By: ______________________________
Title: _________________________

By: ______________________________
Title: _________________________

The Lender:

HD SPECIAL-SITUATIONS, LP

By: ______________________________
Title: _________________________